                                                                   Exhibit 10.36

                            BLUESTONE SOFTWARE, INC.

                            RESTATED VOTING AGREEMENT

         THIS AGREEMENT is made as of the 23rd day of April, 1998, by and among Bluestone Software, Inc., a Delaware corporation (the "Company"), the investors listed on SCHEDULE A attached hereto (the "Investors"), and the individuals listed on SCHEDULE B attached hereto (the "Founders").

         The Company and certain of the Investors are parties to a certain Series A Preferred Stock Purchase Agreement dated April 18, 1997 (the "Series A Agreement"), pursuant to which such Investors purchased 5,526,316 shares, in the aggregate, of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock"); the Company and certain of the Investors are parties to a certain Series B Preferred Stock Purchase Agreement dated the date hereof, pursuant to which such Investors are purchasing 8,782,695 in the aggregate, of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock" and together with Series A Preferred Stock, the "Preferred Stock").

         It is a condition to such issuance by the Company of the Series B Preferred Stock and to the investment by the Investors in the Series B Preferred Stock that the Founders and the Company enter into a voting agreement relating to the election of members to the Company's Board of Directors (the "Board of Directors") amending and restating the Voting Agreement dated April 18, 1997. Any and all references to outstanding shares of the Preferred Stock also refers to Common Stock issued upon conversion thereof. Any and all references to outstanding shares of Common Stock also refers to Common Stock issued upon conversion and exercise of all convertible securities.

         INTENDING TO BE LEGALLY BOUND, and in consideration of the voting agreement stated below, the parties agree as follows:

         1. FOUNDERS' AGREEMENT TO VOTE. During the term of this Agreement, the Founders agree to vote all of the shares of the Company's voting securities now or hereafter owned by them, whether beneficially or otherwise (the "Founders' Shares"), as follows:

                  (a) INVESTORS' REPRESENTATIVES. The Founders shall vote or act with respect to the Founders' Shares so as always to elect as directors of the Company (i) two (2) designees nominated by holders of the Series A Preferred Stock, one such designee shall be nominated by Patricof & Co. Ventures (which term refers to the group of funds that include APA Excelsior IV, L.P., Coutts & Co. (Cayman) Ltd., Cust. for APA Excelsior IV/Offshore, L.P., The P/A Fund, L.P. and Patricof Private Investment Club, L.P.), and the other designee shall be nominated by Adams Capital Management, Inc.; and (ii) one (1) designee nominated by General Electric

Capital Corporation ("GE Capital") for as long as GE Capital is a holder of any capital stock of the Company.

                  (b) CHIEF EXECUTIVE OFFICER. The Founders agree to vote or act with respect to the Founders' Shares so as always to elect the Company's Chief Executive Officer as a director of the Company;

                  (c) FOUNDERS' REPRESENTATIVE. The Founders shall vote or act with respect to the Founders' Shares so as always to elect one (1) designee nominated by the holders of a majority of the outstanding shares of Common Stock of the Company held by the Founders, as a director of the Company; and

                  (d) OUTSIDE DIRECTORS. The Founders shall vote or act with respect to the Founders' Shares so as to always elect one (1) designee nominated by the holders of a majority of the outstanding shares of Common Stock held by the Founders and reasonably approved by the holders of at least 75% of the outstanding shares of Preferred Stock held by the Investors as a director of the Company. In the event, but only for as long as, the Founders and Investors cannot agree as to such director, the Founders shall vote or act with respect to the Founders' Shares so as to leave one vacancy on the Board.

                  (e) EVENT OF DEFAULT. Upon the occurrence of an Event of Default, as defined in the Company's Second Amended and Restated Certificate of Incorporation, the Founders agree to vote or act with respect to the Founders' Shares in accordance with the recommendation of at least a majority of the Company's Board of Directors.

                  (f) INCREASE IN AUTHORIZED COMMON STOCK. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, the Founders agree to vote or act with respect to the Founders' Shares so as to increase the Company's authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including without limitation, voting in favor of any necessary amendment to the Company's Certificate of Incorporation.

         2. INVESTORS' AGREEMENT TO VOTE. During the term of this Agreement, the Investors agree to vote all of the shares of the Company's voting securities now or hereafter owned by them, whether beneficially or otherwise (the "Investors' Shares"), as follows:

                  (a) INVESTORS' REPRESENTATIVES. The Investors shall vote or act with respect to the Investors' Shares so as always to elect as directors of the Company (i) two (2) designees nominated by holders of the Series A Preferred Stock, one such designee shall be nominated by Patricof & Co. Ventures, and the other designee shall be nominated by Adams Capital Management, Inc.; and (ii) one (1) designee nominated by GE Capital for as long as GE Capital is a holder of any capital stock of the Company.



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

                  (b) CHIEF EXECUTIVE OFFICER. The Investors agree to vote or act with respect to the Investors' Shares so as always to elect the Company's Chief Executive Officer as a director of the Company;

                  (c) FOUNDERS' REPRESENTATIVE. The Investors shall vote or act with respect to the Investors' Shares so as always to elect one (1) designee nominated by the holders of a majority of the outstanding shares of Common Stock of the Company held by the Founders, as a director of the Company; and

                  (d) OUTSIDE DIRECTORS. The Investors shall vote or act with respect to the Investors' Shares so as to always elect one (1) designee nominated by the holders of a majority of the outstanding shares of Common Stock held by the Founders and reasonably approved by the holders of at least seventy-five (75%) of the outstanding shares of Preferred Stock held by the Investors as a director of the Company. In the event, but only for as long as, the Founders and Investors cannot agree as to such director, the Investors shall vote or act with respect to the Investors' Shares so as to leave one vacancy on the Board.

         3. BOARD OBSERVER. The Company, the Founders and the Investors agree that, for as long as each of Patricof & Co. Ventures and GE Capital is a holder of any capital stock of the Company, Patricof & Co. Ventures and GE Capital shall each be entitled to have one observer selected by Patricof & Co. Ventures or GE Capital, as the case may be, present at all meetings (whether in person, by telephone or video conference) of the Board (in addition to any nominees of GE Capital and Patricof & Co. Ventures. serving as directors of the Company) and such two observers shall have the same access to information concerning the business and operations of the Corporation and at the same time as directors of the Corporation and shall be entitled to participate in discussions and consult with the Board at each such meeting, without voting. Notwithstanding anything to the contrary set forth in this Section 3 or in the Company's Second Amended and Restated Certificate of Incorporation, Patricof & Co. Ventures and GE Capital (each a "Designator") agree that in the event that the director nominated by a Designator pursuant to Sections 1(a) and 2(a) hereof is not eligible to act upon a matter before the Board due to a conflict of interest between the Company and such Designator with respect to such matter, then all rights of such Designator's observer granted under this Section 3 shall be suspended with respect to such matter.

         4. SUCCESSORS IN INTEREST OF THE FOUNDERS AND INVESTORS.

                  (a) The provisions of this Agreement shall be binding upon the successors in interest of (i) the Founders to any of the Founders' Shares, and
(ii) the Investors to any of the shares of the Company's voting securities now or hereafter owned by them, whether beneficially or otherwise (the "Investors" Shares). The Company shall not permit the transfer of any Founders' Shares or Investors' Shares on its books or issue a new certificate representing any Founders' Shares or Investors' Shares unless and until the person to whom such security is to be



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

transferred shall have executed a written agreement, satisfactory in form and substance to the Investors, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person was a Founder or Investor, whichever is applicable, hereunder.

                  (b) Each certificate representing any Founders' Shares or Investors' Shares shall be endorsed by the Company with a legend reading as follows:

                           THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT.

         5. COVENANTS OF THE COMPANY. The Company agrees to take all actions required to ensure that the rights given to the Investors hereunder are effective and that the Investors enjoy the benefits thereof. Such actions include, without limitation, the use of the Company's best efforts to cause the nomination of the designees of the Investors for election as directors of the Company. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Investors hereunder against impairment.

         6. TERMINATION. This Agreement shall terminate upon the earlier of the date when the Investors, or their successors and assigns, no longer hold any shares of the Preferred Stock or Common Stock issued upon conversion thereof, or upon the consummation of the Company's initial public offering on a firm underwriting basis, the gross offering price of which was not less than $5.18 per share (adjusted to reflect stock dividends, stock splits or recapitalizations) and $10,000,000 in the aggregate.

         7. AMENDMENTS AND WAIVERS. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company, and holders of 75% in interest of the Investors or their assigns and holders of a majority in interest of the Founders' Shares, their successors and assigns.

         8. STOCK SPLITS, STOCK DIVIDENDS, ETC. In the event of any stock split, stock dividend, recapitalization, reorganization, or the like, any securities issued with respect to the Founders' Shares shall become Founders' Shares for purposes of this Agreement and shall be endorsed with the legend set forth in
Section 3(b) hereof.



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         9. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         10. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware, without regard to the conflict of laws provisions thereof.

         11. COUNTERPARTS. This Agreement and the other New Transaction Agreements (as defined in the Series B Agreement) may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided in this Agreement, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

         13. ENTIRE AGREEMENT. This Agreement and the other New Transaction Agreements (as defined in the Series B Agreement) constitute the entire agreement with respect to the subject matter hereof among the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein. This Agreement supersedes the Voting Agreement dated April 18, 1997, which shall be of no further force or effect.

         IN WITNESS WHEREOF, the parties have executed this Restated Voting Agreement as of the date first above written.


                                       BLUESTONE SOFTWARE, INC.


                                       By:  /s/ Mel Baiada
                                            Name:      Mel Baiada
                                            Title:     President

                                       Address:        1000 Briggs Road
                                                       Mt. Laurel, NJ 08054

                                       Telephone No.:  609-727-4600
                                       Facsimile No.:  609-778-8125


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


                                       INVESTORS:

                                       GENERAL ELECTRIC CAPITAL CORPORATION


                                       By:  /s/  Anton Simunovic
                                            ---------------------------
                                            Name:      Anton Simunovic
                                            Title:     Vice President

                                       Address:        260 Long Ridge Road
                                                       Stamford, CT 06927

                                       Telephone No.:      (203) 961-2887
                                       Facsimile No.:      (203) 357-4565


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

                                       THE P/A FUND, L.P.

                                       By:  APA PENNSYLVANIA PARTNERS II, L.P.,
                                            its  General Partner

                                       By:  /s/  William C. Hulley
                                            ----------------------------
                                            Name:      William C. Hulley
                                            Title:     General Partner

                                       Address:        518 Broad Street
                                                       Sewickley, PA  15143

                                       Telephone No.:  412-749-9454
                                       Facsimile No.:  412-749-9459

                                       PATRICOF PRIVATE INVESTMENT CLUB, L.P.

                                       By:  APA EXCELSIOR IV PARTNERS, L.P.,
                                            its General Partner

                                       By:  PATRICOF & CO. MANAGERS, INC.,
                                            its General Partner

                                       By:  /s/ Gregory M. Case
                                            --------------------------
                                            Name:      Gregory M. Case
                                            Title:     Vice President

                                       Address:        455 South Gulph Road
                                                       Suite 410
                                                       King of Prussia, PA 19406

                                       Telephone No.:  610-265-0286
                                       Facsimile No.:  610-265-4959


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

                                       APA EXCELSIOR IV, L.P.

                                       By:  APA EXCELSIOR IV PARTNERS, L.P.,
                                            its General Partner

                                       By:  PATRICOF & CO. MANAGERS, INC.,
                                            its General Partner

                                       By:  /s/ GREGORY M. CASE
                                            --------------------------
                                            Name:      Gregory M. Case
                                            Title:     Vice President

                                       Address:        455 South Gulph Road
                                                       Suite 410
                                                       King of Prussia, PA 19406

                                       Telephone No.:  610-265-0286
                                       Facsimile No.:  610-265-4959


                                       COUTTS & CO. (CAYMAN) LTD., CUST. FOR
                                       APA EXCELSIOR IV/OFFSHORE, L.P.

                                       By:  PATRICOF & CO. VENTURES, INC.,
                                            its Investment Advisor

                                       By:  /s/ Gregory M. Case
                                            ----------------------------
                                            Name:      Gregory M. Case
                                            Title:     Managing Director

                                       Address:        455 South Gulph Road
                                                       Suite 410
                                                       King of Prussia, PA 19406

                                       Telephone No.:  610-265-0286
                                       Facsimile No.:  610-265-4959

                                       /s/ Mel Baiada
                                       -------------------
                                       MEL BAIADA

                                       Address:        1000 Briggs Road
                                                       Mt. Laurel, NJ  08054

                                       Telephone No.:  609-727-4600
                                       Facsimile No.:  609-778-8125


                                       /s/  Eugene Levy
                                       -------------------
                                       EUGENE LEVY

                                       Address:      90 Riverside Drive, Apt. 5E
                                                     New York, New York  10024

                                       Telephone No.:  212-753-6300
                                       Facsimile No.:  212-319-6155


                                       FOUNDERS:


                                       /s/ Mel Baiada
                                       -------------------
                                       MEL BAIADA

                                       Address:        1000 Briggs Road
                                                       Mt. Laurel, NJ 08054

                                       Telephone No.:  609-727-4600
                                       Facsimile No.:  609-778-8125


                                       /s/  Mark Baiada
                                       -------------------
                                       MARK BAIADA

                                       Address:        741 Mill Street
                                                       Moorestown, NJ 08057

                                       Telephone No.:

                                       Facsimile No.:

                             FIRST AMENDMENT TO THE
                            RESTATED VOTING AGREEMENT

                  THIS AGREEMENT is made as of June 16, 1999, by and among Bluestone Software, Inc., a Delaware corporation (the "Company"), and the parties listed on the signature pages hereto (as applicable, the "Investors" and the "Stockholders").
                                   BACKGROUND

         The Company and the Investors and the Stockholders are parties to that certain Restated Voting Agreement dated as of April 23, 1998 (the "Voting Agreement"). The parties hereto desire to amend the Voting Agreement as provided herein.

         INTENDING TO BE LEGALLY BOUND, the parties hereto agree as follows:

         1. Section 1(d) of the Voting Agreement shall be amended and restated in its entirety to read as follows:

                  (d) OUTSIDE DIRECTORS. The Founders shall vote or act with respect to the Founders' Shares so as to always elect two (2) designees nominated by the holders of a majority of the outstanding shares of Common Stock held by the Founders and reasonably approved by the holders of at least 75% of the outstanding shares of Preferred Stock held by Investors as directors of the Company. In the event, but only for so long as, the Founders and Investors cannot agree as to one or both of such directors, the Founders shall vote or act with respect to the Founders' Shares so as to leave one or both vacancies on the Board. As of the date hereof, the outside directors shall be Andrew Filipowski and Paul Blondin.

         2. Section 2(d) of the Voting Agreement shall be amended and restated in its entirety to read as follows:

                  (d) OUTSIDE DIRECTORS. The Investors shall vote or act with respect to the Investors' Shares so as to always elect two
                      (2) designees nominated by the holders of a majority of the outstanding shares of Common Stock held by the Founders and reasonably approved by the holders of at least 75% of the outstanding shares of Preferred Stock held by Investors as directors of the Company. In the event, but only for so long as, the Founders and Investors cannot agree as to one or both of such directors, the Founders shall vote or act with respect to the Founders' Shares so as to leave one or both vacancies on the Board. As of the date hereof, the outside directors shall be Andrew Filipowski and Paul Blondin.

         3. The Voting Agreement is amended in accordance with Section 7 thereof.

         4. Except as specifically amended herein, the Voting Agreement shall remain in full force and effect in accordance with its terms.

         5. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute on agreement, and the signatures of any party to any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

                            [SIGNATURE PAGES FOLLOW.]


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



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                            THE COMPANY:

                                     BLUESTONE SOFTWARE, INC.



                                     By: /s/ P. Kevin Kilroy
                                         ---------------------------
                                     Name: P. Kevin Kilroy
                                     Title: President

                            THE INVESTORS:

                                     GENERAL ELECTRIC CAPITAL CORPORATION


                                     By:  /s/ Anton Simunovic
                                        ----------------------------
                                     Name:    Anton Simunovic
                                     Title:   Vice President


                                     THE P/A FUND, L.P.

                                     By:      FOSTIN CAPITAL PARTNERS II,
                                              L.P., its General Partner


                                     By:   /s/ William C. Hulley
                                        ----------------------------
                                     Name:    William C. Hulley
                                     Title:   General Partner




[SIGNATURES CONTINUE]




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



                            PATRICOF PRIVATE INVESTMENT CLUB, L.P.

                            By:      APA EXCELSIOR IV PARTNERS, L.P.,
                                     its General Partner

                            By:      PATRICOF & CO. MANAGERS, INC.,
                                     its General Partner


                            By:   /s/ Gregory M. Case
                               ----------------------------
                            Name:    Gregory M. Case
                            Title:   Vice President


                            APA EXCELSIOR IV, L.P.

                            By:      APA EXCELSIOR IV PARTNERS, L.P.,
                                     its General Partner

                            By:      PATRICOF & CO. MANAGERS, INC.,
                                     its General Partner


                            By:   /s/ Gregory M. Case
                               ----------------------------
                            Name:    Gregory M. Case
                            Title:   Vice President

                            COUTTS & CO. (CAYMAN) LTD., CUST. FOR APA
                            EXCELSIOR IV/OFFSHORE, L.P.

                            By:      PATRICOF & CO. VENTURES, INC.,
                                     its Investment Advisor


                            By:   /s/ Gregory M. Case
                               ----------------------------
                            Name:    Gregory M. Case
                            Title:   Managing Director

[SIGNATURES CONTINUE]

                                   /s/ Eugene Levy
                                   -------------------------------
                                   Eugene Levy



                                   STOCKHOLDERS:


                                   /s/ Mel Baiada
                                   ---------------------
                                   MEL BAIADA


                                   /s/ Mark Baiada
                                   -------------------
                                   MARK BAIADA




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